EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 500,000 shares of the Class A Common Stock of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

December 8, 1999	/s/James B. Meyer
(Sign and print name)

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 500,000 shares of the Class A Common Stock of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

December 8, 1999	/s/Russel H. VanGilder, Jr.
(Sign and print name)

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 500,000 shares of the Class A Common Stock of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

December 8, 1999	/s/Roger L. Boyd
(Sign and print name)

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 500,000 shares of the Class A Common Stock of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

December 8, 1999	/s/James G. Buick
(Sign and print name)

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 500,000 shares of the Class A Common Stock of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

December 8, 1999	/s/John S. Carton
(Sign and print name)

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 500,000 shares of the Class A Common Stock of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

December 8, 1999	/s/Parker T. Feldpausch
(Sign and print name)

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 500,000 shares of the Class A Common Stock of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

December 8, 1999	/s/Martin Hill
(Sign and print name)

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 500,000 shares of the Class A Common Stock of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

December 8, 1999	/s/Dan R. Prevo
(Sign and print name)

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 500,000 shares of the Class A Common Stock of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

February 1, 2000	/s/David M. Staples
(Sign and print name)